UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2002

AIRNET SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 International Gateway, Columbus, Ohio 43219
(Address of principal executive offices) (Zip Code)

(614) 237-9777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

(a) and (b)              Not applicable.

(c)           Exhibits:

Exhibit No.	Description

10.1

Stock Purchase Agreement, dated as of December 26, 2002, between Gerald G. Mercer and Gryphon Master Fund, L.P. with AirNet Systems, Inc. as a party for purposes of the registration rights provisions contained in Section 7 thereof and Exhibit III attached thereto; and Schedule A to Exhibit 10.1 identifying other substantially identical Stock Purchase Agreements between Gerald G. Mercer and other purchasers as identified in such Schedule A to Exhibit 10.1

10.2

Stock Purchase Agreement, dated as of January 9, 2003, between Spring Hill Camps and Bonanza Master Fund, Ltd. with AirNet Systems, Inc. as a party for purposes of the registration rights provisions contained in Section 7 thereof and Exhibit III attached thereto; and Schedule A to Exhibit 10.2 identifying other substantially identical Stock Purchase Agreements between Spring Hill Camps and other purchasers as identified in such Schedule A to Exhibit 10.2

Item 9.    Regulation FD Disclosure

On December 26, 2002, Gerald G. Mercer, founder of AirNet Systems, Inc. (“AirNet”), sold an aggregate of 733,200 common shares, $0.01 par value (the “Common Shares”), of AirNet to seven separate investors in privately negotiated transactions consummated pursuant to seven separate Stock Purchase Agreements (the “Mercer Stock Purchase Agreements”).  AirNet is a party to each of the Mercer Stock Purchase Agreements for the limited purpose of granting registration rights in respect of the Common Shares purchased by each investor from Mr. Mercer as outlined in Exhibit III to each Mercer Stock Purchase Agreement.  A copy of one of the Mercer Stock Purchase Agreements is filed with this Form 8-K as Exhibit 10.1, together with Schedule A to Exhibit 10.1 identifying the other substantially identical Mercer Stock Purchase Agreements.

On January 9, 2003, Spring Hill Camps sold an aggregate of 256,800 Common Shares to three separate investors in privately negotiated transactions consummated pursuant to three separate Stock Purchase Agreements (the “Spring Hill Camps Stock Purchase Agreements”).  AirNet is a party to each of the Spring Hill Camps Stock Purchase Agreements for the limited purpose of granting registration rights in respect of the Common Shares purchased by each investor from Spring Hill Camps as outlined in Exhibit III to each Spring Hill Camps Stock Purchase Agreement.  A copy of one of the Spring Hill Camps Stock Purchase Agreements is filed with this Form 8-K as Exhibit 10.2, together with Schedule A to Exhibit 10.2 identifying the other substantially identical Spring Hill Camps Stock Purchase Agreements.

[Remainder of page intentionally left blank;

signatures on following page.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: January 14, 2003	By:	/s/ William R. Sumser
William R. Sumser
Chief Financial Officer, Treasurer, Secretary and Vice President, Finance

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated January 14, 2003

AirNet Systems, Inc.

Exhibit No.	Description

10.1

Stock Purchase Agreement, dated as of December 26, 2002, between Gerald G. Mercer and Gryphon Master Fund, L.P. with AirNet Systems, Inc. as a party for purposes of the registration rights provisions contained in Section 7 thereof and Exhibit III attached thereto; and Schedule A to Exhibit 10.1 identifying other substantially identical Stock Purchase Agreements between Gerald G. Mercer and other purchasers as identified in such Schedule A to Exhibit 10.1

10.2

Stock Purchase Agreement, dated as of January 9, 2003, between Spring Hill Camps and Bonanza Master Fund, Ltd. with AirNet Systems, Inc. as a party for purposes of the registration rights provisions contained in Section 7 thereof and Exhibit III attached thereto; and Schedule A to Exhibit 10.2 identifying other substantially identical Stock Purchase Agreements between Spring Hill Camps and other purchasers as identified in such Schedule A to Exhibit 10.2